Cover	Jul. 07, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002130933
Document Type	S-6
Entity Registrant Name	FT 13072
Document Period End Date	Jul. 07, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks high current monthly income, with capital appreciation as a secondary objective. Under normal circumstances, the Trust will invest at least 80% of its assets in closed-end funds which invest at least 80% of their assets in equity securities, and the Trust’s exposure to non-U.S. securities will be at least 40% of its net assets.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in a pool of closed-end funds which invest in global dividend-paying stocks.

The Closed-End Funds were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the Closed-End Fund, the current dividend yield of the Closed-End Fund, the quality and character of the securities held by the Closed-End Fund, and the expense ratio of the Closed-End Fund, while attempting to limit the overlap of the securities held by the Closed-End Funds.

While not a part of the Trust’s portfolio selection process, through the Trust’s investment in the Funds, the Trust has exposure to derivative instruments, floating rate securities, options, depositary receipts, emerging and/or developing market companies and large capitalization companies.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.